UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-23773

Cantor Fitzgerald Infrastructure Fund
(Exact name of registrant as specified in charter)

110 E. 59th Street, New York, NY	10022
(Address of principal executive offices)	(Zip code)

Corporation Services Company
251 Little Falls Drive, Wilmington, Delaware 19808
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 915-1722

Date of fiscal year end:	3/31

Date of reporting period:	3/31/25

Item 1. Reports to Stockholders.

CANTOR

Cantor Fitzgerald

INFRASTRUCTURE FUND

A Shares (NASDAQ: CAFIX)
C Shares (NASDAQ: CFCIX)
I Shares (NASDAQ: CFIIX)
S Shares (NASDAQ: CFISX)

Annual Report

March 31, 2025

Dear Shareholders:

We are pleased to present the annual report for the Cantor Fitzgerald Infrastructure Fund (the “Fund”) covering the period April 1, 2024, through March 31, 2025.

The Fund is a continuously offered, non-diversified, closed-end interval fund registered under the Investment Company Act of 1940, as amended.

The Fund seeks to maximize total return, with an emphasis on current income, by strategically investing in a portfolio of private institutional infrastructure investment funds as well as public infrastructure securities. The Fund’s strategy is centered around three global megatrends expected to shape our future markets: (i) digital transformation, (ii) energy transition, and (iii) the enhancement of aging infrastructure. The Fund uses a multi-step investment process that combines top-down geographic region and infrastructure sector allocations with bottom-up security selection focused within those three megatrends.

During the fiscal year ending March 31, 2025, the Fund’s load-waived Class A shares (NASDAQ: CAFIX) delivered a total return of 16.9% net of fees, compared to the Standard & Poor’s (“S&P”) 500 Index, which returned 8.3%, Standard and Poor’s (“S&P”) Global Infrastructure Index, which returned 18.8% (without deduction for fees, expenses, or taxes). Since the Fund’s inception on June 30, 2022, annualized performance has been 12.1% net of fees versus 17.2% for the S&P 500 Index.1

As of March 31, 2025, 57.3% of the Fund’s net assets were invested in publicly traded infrastructure holdings, 34.1% in private infrastructure holdings (52.4% on a committed basis), and 8.6% in short-term, liquid investments. We continue to monitor private infrastructure opportunities in primary, secondary, and co-investment markets closely, with the objective of building a high-quality, varied, and resilient private portfolio. We are confident that a methodical deployment of capital into private investments over the next four to six quarters will present an attractive entry point.

During the period, the acceleration in U.S. power demand following decades of stagnation dominated headlines and significantly influenced the Fund’s investment performance. Many electric utilities, independent power producers, and multi-utilities substantially increased their estimates for power demand in their service territories. Forecasts were particularly optimistic in Texas and the Southeast regions of the United States, where the Fund has material investment exposure.

The electrification of the United States, the onshoring of productive capacity in North America, and the growing number of large data centers — partly driven by AI — fueled the surge in power demand forecasts. All energy sources, including renewable energy, natural gas, and nuclear power, will be required to meet this increasing demand. The Fund was overweight in suppliers of power such as natural gas midstream companies, nuclear energy providers, and independent power producers, which contributed significantly to Fund performance. However, changes in California’s solar regulatory environment posed challenges for the Fund’s residential solar holdings, offsetting a portion of this performance.

The second half of the fiscal year was shaped by expectations of Federal Reserve interest rate cuts, which commenced in mid-September 2024, as well as political developments. Interest rates bottomed in mid-September 2024, with the yield on the 10-year U.S. Treasury note reaching a low of 3.6%, before climbing to 4.8% by mid-January 2025. The U.S. dollar rose by 9.0% during the same period, creating headwinds for interest-sensitive sectors like utilities. Meanwhile, U.S. regulatory agencies, such as the Federal Energy Regulatory Commission, are deliberating how to fairly balance corporate and consumer interests amid surging power demand. Final decisions are pending, delaying positive news on favorable power agreements for independent power producers, nuclear energy providers, and natural gas midstream holdings.

The final quarter of the fiscal year was the most challenging, as capital market volatility increased, political uncertainty intensified, and risk-averse investor behavior escalated. For example, gold prices rose 18.5% during the quarter, marking the best performance since Q3 of 1986. European markets achieved record outperformance compared to U.S. markets dating back to 2003, when the U.S. dollar fell 5.0%. The Fund’s underweight position in European infrastructure moderated relative performance during this period. We believe that energy expansion and transition, digital transformation, and infrastructure enhancements are more pronounced in the United States than in Europe, justifying our overweight U.S.

2

position. Nevertheless, we remain vigilant in identifying attractive opportunities outside of the United States in both public and private markets.

The Fund continues to favor defensive public sectors, such as utilities, as it navigates further market volatility and a lower interest rate environment, along with a potential domestic and global economic slowdown. This positioning is balanced with more aggressive Fund investments tied to the anticipated surge in U.S. power demand, including independent power producers, which the Fund expects to play out over the coming years. Future market dislocations may present additional opportunities in both public and private markets on which the Fund aims to capitalize in order to position the Fund for attractive total returns.

We believe the Fund is well-positioned to benefit from the enduring and fundamental needs of today’s global population and to deliver on its stated investment objectives through prudent and purposeful infrastructure investing.

Sincerely,

Michael D. Underhill

Co-Portfolio Manager, Cantor Fitzgerald Infrastructure Fund

Chris A. Milner

Investment Committee Member, Cantor Fitzgerald Infrastructure Fund

Managing Director, Cantor Fitzgerald

[1]	The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted above. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Fund performance based on load-waived Class A shares and does not reflect any sales charge, but does reflect management fees and other expenses. Fee waivers and expense reimbursements have positively impacted the Funds’ performance. The maximum sales charge for Class A shares is 5.75%. If the data reflected the deduction of such charges, the performance would be lower. The Fund offers multiple classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees, expenses, and performance for each share class are different. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.cantorinfrastructurefund.com. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. For current performance information, visit www.cantorinfrastructurefund.com.

Cantor Fitzgerald Infrastructure Fund | 3

Performance Metrics2

As of March 31, 2025 (Unaudited)

YEAR TO DATE
1 YEAR
ITD
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
2.16%
-3.73%
2.78%
-4.27%
4.60%
16.89%
10.21%
4.88%
8.25%
18.80%
12.08%
9.69%
2.34%
17.17%
9.70%
Cantor Fitzgerald Infrastructure Fund (Class A Without Load)
Cantor Fitzgerald Infrastructure Fund (Class A With Load)
S&P 500 Total Return Index
S&P Global Infrastructure Index TR
Bloomberg U.S. Aggregate Bond Index

[2]	The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted above. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Fund performance based on load-waived Class A shares and does not reflect any sales charge but does reflect management fees and other expenses. The maximum sales charge for Class A shares is 5.75%. If the data reflected the deduction of such charges, the performance would be lower. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. For current performance information, visit www.cantorinfrastructurefund.com.

Due to financial statement adjustments, performance information presented herein for the Fund may differ from the Fund’s financial highlights, which are prepared in accordance with U.S. GAAP. Such differences generally are attributable to valuation adjustments to certain of the Fund’s investments, which are reflected in the financial statements.

Inception Date: June 30, 2022

Gross Expense Ratio: 4.98% Net Expense Ratio: 3.01% (inclusive of estimated Acquired Fund Fees & Expenses)

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement to the extent that they exceed 2.50% per annum of the Fund’s average daily net assets attributable to Class A shares (the Expense Limitation). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. The Expense Limitation Agreement will remain in effect at least until July 31, 2025, unless and until the Board approves its modification or termination. This agreement may be terminated only by the Fund’s Board on 60 days’ written notice to the Adviser.

4

Portfolio Holdings

As of March 31, 2025 (Unaudited)

				UNDERLYING	UNDERLYING
			ANNUALIZED	PRIVATE FUNDS	PRIVATE FUNDS
TOTAL NET	DISTRIBUTION	PUBLIC	PRIVATE	INFRASTRUCTURE	GROSS ASSET
ASSETS	RATE[3,4,5]	HOLDINGS	HOLDINGS	INVESTMENTS**	VALUE**
$365M	4.00%*	50	12	13,245	$12.45B

*	54% of which was treated as return of capital for tax purposes.

**	The metrics are representative of the underlying investments in infrastructure assets and the gross asset value of the private funds owned in the Fund.

The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information current to the most recent month-end, please call toll-free (855) 922-6867.

PRIVATE INFRASTRUCTURE	TYPE	COUNTRY	WEIGHTING[6]
Blackstone Infrastructure Partners / Invenergy	Energy - Equity	United States	10.02%
Aero Capital Solutions Fund IV L.P.	Aging - Equity	United States	6.50%
DigitalBridge AI Infrastructure B L.P.	Digital - Equity	United States	5.30%
Peppertree Capital - Fund VIII QP L.P.	Digital - Equity	United States	4.37%
Rockland Power Partners	Energy - Equity	United States	1.47%
DigitalBridge Credit II (Onshore) L.P.	Digital - Debt	United States	1.30%
Irradiant Orchid Investors L.P.	Energy - Debt	United States	1.27%
IPCC Fund L.P.	Energy - Debt	United States	1.03%
Nova Infrastructure Fund II	Digital - Debt	United States	0.80%
CoreWeave Credit Agreement	Digital - Debt	United States	0.79%
DigitalBridge Credit (Onshore) L.P.	Digital - Debt	United States	0.79%
Peppertree Capital Fund X QP L.P.	Digital - Equity	United States	0.47%

PUBLIC INFRASTRUCTURE	TYPE	COUNTRY	WEIGHTING[6]
NextEra Energy Inc.	Energy	United States	4.25%
Constellation Energy Corp.	Utilities	United States	3.43%
Cheniere Energy Inc.	Energy	United States	3.42%
Williams Cos Inc.	Energy	United States	3.17%
Vistra Energy Corp.	Utilities	United States	3.05%
Southern Co.	Energy	United States	2.90%
EQT Corp.	Energy	United States	2.66%
Canadian Pacific Kansas City Ltd.	Transports	Canada	2.37%
Sempra Energy	Utilities	United States	2.24%
Public Securities less than 2.24%			29.81%

PERFORMANCE AS OF MARCH 31, 2025	YTD	ONE YEAR	ITD
Cantor Fitzgerald Infrastructure Fund Class I Share	2.07%	16.98%	15.79%
S&P 500 Total Return Index	-4.27%	8.25%	20.60%
S&P Global Infrastructure Index TR	4.60%	18.80%	12.58%

EXPENSE RATIOS[5]	NET	GROSS
Class I	2.76%	4.42%
Class A	3.01%	4.98%
Class C	3.76%	5.26%
Class S	1.76%	4.42%

Portfolio Exposure

ASSET TYPE6

INFRASTRUCTURE TYPE7

[3]	The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including any return of capital) is not fixed, and this distribution policy is subject to change. Shareholders should not assume that the source of a distribution from the Fund is net profit. All or a portion of the distributions consist of a return of capital based on the character of the distributions received from the underlying holdings. The final determination of the source and tax characteristics of all distributions will be made after the end of each year. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. There is no assurance that the Fund will continue to declare distributions or that they will continue at these rates. There can be no assurance that any investment will be effective in achieving the Fund’s investment objectives, delivering positive returns, or avoiding losses. The Fund accrues distributions daily. The current distribution rate is calculated by annualizing the daily accrual rate of the Fund as of the date listed. A portion of the distributions since inception has included a return of capital (non-dividend distributions) based on the character of the distributions received from the underlying holdings and may do so in the future. Please refer to the Fund’s most recent Section 19(a) notice for an estimate of the composition of the Fund’s most recent distribution, available at www.cantorinfrastructurefund.com/literature. The actual components of the Fund’s distributions for U.S. tax reporting purposes can only be determined as of the end of each calendar year and will be reported on Form 1099-DIV. A distribution comprised in whole or in part by a return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with yield, income, or net profit.

[4]	The Fund’s inception date was June 30, 2022, and its initial net asset value was $10.00.

[5]	The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements and including acquired fund fees and expenses for Class I is 4.42%, Class A is 4.98%, Class C is 5.26% and Class S is 4.42%. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including all organizational and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that such expenses exceed 2.25%, 2.50%, 3.50% and 2.25% per annum of the Fund’s average daily net assets attributable to Class I, A, C, and S (the “Expense Limitation”). The Expense Limitation Agreement will remain in effect at least until July 31, 2025, for I, A, and C shares unless and until the Board approves its modification or termination, and will remain in effect at least until July 31, 2027 for Class S shares.

[6]	As a percent of total assets.

[7]	As a percent of invested assets and incorporates the most recent available data from the underlying investment. Excludes cash and cash equivalents. Amount shown for private infrastructure investments reflects the NAV of the Fund’s interests in the underlying private fund.

Cantor Fitzgerald Infrastructure Fund | 5

Electronic Reports Disclosure (Unaudited)

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will not be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer, registered investment advisor, or bank). Instead, the reports will be made available on the Fund’s website (www.cantorinfrastructurefund.com), and you will be notified electronically or by mail, depending on your elections, each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper, free of charge. If you invest directly with the Fund, you can call the Fund toll-free at 855-9-CANTOR / 855-922-6867 or visit https://www.cantorinfrastructurefund.com/ and select “Login” followed by “Investor Access” to inform the Fund that you wish to start receiving paper copies of your shareholder reports. If you invest through a financial intermediary, you can contact your financial intermediary to request that you start to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund sponsor if you invest directly with a fund.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) calling the Fund toll-free at 855-9-CANTOR / 855-922-6867 or visiting https://www.cantorinfrastructurefund.com/ and select “Login” followed by “Investor Access”, if you invest directly with the Fund, or (ii) contacting your financial intermediary, if you invest through a financial intermediary. Please note that not all financial intermediaries offer this service.

Glossary (Unaudited)

NASDAQ: An electronic stock market listing over 5,000 companies. The NASAQ stock market comprises two separate markets, namely the Nasdaq National Market, which trades large, active securities and the NASDAQ Capital Market that trades emerging growth companies.

S&P 500 Total Return Index: The Standard & Poor’s index calculated on a total return basis. This index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with over 80% coverage of U.S. equities, it also serves as a proxy for the total market. The total return calculation provides investors with a price plus gross cash dividend return. Gross cash dividends are applied on the ex date of the dividend.

S&P Global Infrastructure Index TR: This index tracks 75 publicly traded companies from around the world representing the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities.

Bloomberg U.S. Aggregate Bond Index: A broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States. Investors frequently use the index as a stand-in for measuring the performance of the US bond market.

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Important Disclosures (Unaudited)

The information contained herein is not an offer to sell or a solicitation of an offer to buy the securities described herein. Such an offer or solicitation can be made only through the prospectus relating to the offering, which is always controllingandsupersedestheinformationcontainedhereininitsentirety.Theprospectusmaybeobtainedbycalling (855) 9-CANTOR / (855) 922-6867.

The Fund defines an infrastructure company as a company that derives at least 50% of its revenues or profits from, or devotes at least 50% of its assets to, the ownership, management, development, construction, renovation, enhancement, or operation of infrastructure assets or the provision of services to companies engaged in such activities. Infrastructure assets may include, among other asset types, regulated assets (such as electricity generation, transmission and distribution facilities, gas transportation and distribution systems, water distribution, and wastewater collection and processing facilities), transportation assets (such as toll roads, airports, seaports, railway lines, intermodal facilities), renewable power generation (wind, solar and hydropower) and communications assets (including broadcast and wireless towers, fiber, data centers, distributed network systems and satellite networks).

Investing involves risk, including loss of principal. There is no guarantee that the Fund will meet its investment objective. There is no guarantee that any investing strategy will be successful. The Fund is a closed-end investment company.

ESG and sustainable investing may take into consideration factors beyond traditional financial information to select securities, which could result in relative investment performance deviating from other strategies or broad market benchmarks, depending on whether such sectors or investments are in or out of favor in the market. Further, ESG and Sustainable investing strategies may rely on certain values-based criteria to eliminate exposures found in similar strategies or broad market benchmarks, which could also result in relative investment performance deviating. There is no assurance that employing ESG and sustainable strategies will result in more favorable investment performance.

The Fund is subject to the risks associated with investment in infrastructure-related companies. Risks associated with infrastructure-related companies include: (a) realized revenue volume may be significantly lower than projected and/or there will be cost overruns; (b) infrastructure project sponsors will alter their terms making a project no longer economical; (c) macroeconomic factors such as low gross domestic product growth or high nominal interest rates will raise the average cost of infrastructure funding; (d) government regulation may affect rates charged to infrastructure customers; (e) government budgetary constraints will impact infrastructure projects; (f) special tariffs will be imposed; and (g) changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, a natural disaster, changes in market sentiment towards infrastructure and terrorist acts. Any of these events could cause the value of the Fund’s investments in infrastructure-related companies to decline.

By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund related to their investment. The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. Also, once an investment is made in a Private Investment Fund, neither the Adviser nor any Sub-Adviser will be able to exercise control over investment decisions made by the Private Investment Fund. The Fund may invest in securities of other investment companies, including ETFs. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund.

Cantor Fitzgerald Infrastructure Fund | 7

Cantor Fitzgerald Infrastructure Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2025

Average Annual Total Return through March 31, 2025*, as compared to its benchmark:

		Inception through
	One Year	March 31, 2025
Cantor Fitzgerald Infrastructure Fund Class A **	16.89%	12.08%
Cantor Fitzgerald Infrastructure Fund Class A with load **	10.21%	9.69%
Cantor Fitzgerald Infrastructure Fund Class C ***	16.02%	14.75%
Cantor Fitzgerald Infrastructure Fund Class I ***	16.98%	15.79%
Cantor Fitzgerald Infrastructure Fund Class S ****	N/A	12.97%
S&P 500® TR Index (a) *****	8.25%	17.17%**/20.60%***/6.96%****
S&P Global Infrastructure Index ******	18.80%	9.70%**/12.58%***/12.33%****

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including all organizational and offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 2.50%, 3.25%, 2.25%, and 2.25% per annum of the Fund’s average daily net asssets attributable to Class A, Class C, Class I, and Class S respectively. The Adviser has also contractually agreed to waive an additional 1.00% of its management fee for Class S shares until July 31, 2027. The Fund’s total annual operating expenses, before fee waiver and/or reimbursements, is 4.98%, 5.26%, 4.42%, and 4.42% for Class A, Class C, Class I, and Class S, respectively, per the most recent prospectus. After fee waivers and/or reimbursements, the Fund’s net operating expense is 3.01%, 3.76%, 2.76%, and 1.76% for Class A, Class C, Class I, and Class S shares, respectively. For performance information current to the most recent month-end, please call toll-free 1-855-9-CANTOR.

**	Inception date is June 30, 2022.

***	Inception date is March 20, 2023.

****	Inception date is May 22, 2024.

*****	The S&P 500® TR Index, or Standard & Poor’s 500 Index, is a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

******	The S&P Global Infrastructure Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

(a)	The Cantor Fitzgerald Infrastracture Fund replaced the S&P Global Infrastracture Index with the S&P 500® TR Index as its primary index. The S&P Global Infrastracture Index is now the secondary index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry as of March 31, 2025	% of Net Assets
Private Investments	34.1%
Electric Utilities	26.6%
Energy	15.6%
Transportation and Logistics	5.1%
Communication Services	3.4%
Data Center REIT	1.5%
Gas & Water Utilities	1.3%
Specialty REIT	0.9%
Oil & Gas Producers	0.8%
Other Investments	2.1%
Short-Term Investment	11.5%
Liabilities in Excess of Other Assets	-2.9%
100.0%

Please refer to the Consolidated Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

CANTOR FITZGERALD INFRASTRUCTURE FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
March 31, 2025

Shares		Fair Value
	COMMON STOCKS — 57.3%
	COMMERCIAL SUPPORT SERVICES - 0.6%
9,257	Waste Management, Inc.	$2,143,088

	COMMUNICATION SERVICES - 3.4%
31,348	American Tower Corporation, Class A	6,821,325
24,769	SBA Communications Corporation, Class A	5,449,428
		12,270,753
	DATA CENTER REIT - 1.5%
39,379	Digital Realty Trust, Inc.	5,642,617

	ELECTRIC UTILITIES – 26.6%
207,111	AES Corporation (The)	2,572,319
25,912	American Electric Power Company, Inc.	2,831,404
22,320	CMS Energy Corporation	1,676,455
62,039	Constellation Energy Corporation	12,508,924
60,306	Dominion Energy, Inc.	3,381,357
7,442	DTE Energy Company	1,029,005
22,590	Duke Energy Corporation	2,755,302
9,083	Edison International	535,170
49,779	Enel - Societa per Azioni – ADR(a)	401,219
18,698	Entergy Corporation	1,598,492
75,320	Exelon Corporation	3,470,746
39,863	FirstEnergy Corporation	1,611,262
27,085	Iberdrola SA - ADR	1,746,712
21,135	National Grid plc - ADR	1,386,667
218,756	NextEra Energy, Inc.	15,507,613
63,310	NRG Energy, Inc.	6,043,573
26,323	Public Service Enterprise Group, Inc.	2,166,383
47,029	RWE AG - ADR	1,685,519
114,820	Sempra Energy	8,193,555
114,962	Southern Company (The)	10,570,756
69,595	TRANSALTA CORP.	650,713
94,740	Vistra Corporation	11,126,266
48,050	Xcel Energy, Inc.	3,401,459
		96,850,871

See accompanying notes which are an integral part of these financial statements.

Cantor Fitzgerald Infrastructure Fund l 9

CANTOR FITZGERALD INFRASTRUCTURE FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
March 31, 2025

Shares		Fair Value
	COMMON STOCKS — 57.3% (Continued)
	ENERGY - 15.6%
53,933	Cheniere Energy, Inc.	$12,480,096
52,674	DT Midstream, Inc.	5,081,987
152,423	Enbridge, Inc.	6,753,863
181,184	EQT Corporation	9,680,661
104,667	Schlumberger N.V.	4,375,081
8,085	South Bow Corporation(a)	206,329
134,082	TC Energy Corporation	6,330,011
89,500	Ultrapar Participacoes S.A. - ADR(a)	275,660
193,606	Williams Companies, Inc. (The)	11,569,895
		56,753,583
	GAS & WATER UTILITIES - 1.3%
18,228	American Water Works Company, Inc.	2,688,995
3,537	Atmos Energy Corporation	546,749
31,110	Essential Utilities, Inc.	1,229,778
9,252	NiSource, Inc.	370,913
		4,836,435
	MACHINERY - 0.6%
18,995	Xylem, Inc.	2,269,143

	OIL & GAS PRODUCERS - 0.8%
28,000	ONEOK, Inc.	2,778,160

	OIL & GAS SERVICES & EQUIPMENT - 0.6%
90,764	Halliburton Company	2,302,683

	RENEWABLE ENERGY - 0.3%
10,850	Enphase Energy, Inc.(a)	673,242
23,883	SolarEdge Technologies, Inc.(a)	386,427
		1,059,669
	SPECIALTY REIT - 0.9%
114,569	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	3,349,998

	TRANSPORTATION & LOGISTICS - 5.1%
122,816	Canadian Pacific Kansas City Ltd.	8,622,911

See accompanying notes which are an integral part of these financial statements.

CANTOR FITZGERALD INFRASTRUCTURE FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
March 31, 2025

Shares		Fair Value
	COMMON STOCKS — 57.3% (Continued)
	TRANSPORTATION & LOGISTICS - 5.1% (Continued)
9,365	Grupo Aeroportuario del Centro Norte S.A.B. del centro norte - ADR	$736,370
9,530	Grupo Aeroportuario del Sureste SAB de CV - ADR	2,609,505
28,328	Union Pacific Corporation	6,692,207
		18,660,993

	TOTAL COMMON STOCKS (Cost $190,582,081)	208,917,993

	PRIVATE INVESTMENTS — 34.1%
	PRIVATE INVESTMENT FUNDS – 33.3%
	Aero Capital Solutions Fund IV LP(b)(c)(d)(e)(f)(g)	23,700,055
	Blackstone Infrastructure Partners IRH-G LP(b)(c)(d)(e)(g)	36,524,636
	DigitalBridge AI Infrastructure B, LP(a)(b)(c)(d)(g)	19,316,896
	DigitalBridge Credit (Onshore), LP(b)(c)(d)(e)(g)	2,863,000
	DigitalBridge Credit II (Onshore), LP(b)(c)(d)(e)(g)	4,753,360
	IPCC Fund LP(b)(c)(d)(e)(g)	3,751,021
	Irradiant Orchid Investors, LP(b)(c)(d)(e)(g)	4,621,129
	Nova Infrastructure Fund II(a)(b)(c)(d)(g)	2,899,814
	Peppertree Capital Fund VIII QP, LP(b)(c)(d)(e)(g)	15,935,822
	Peppertree Capital Fund X QP, LP(b)(c)(d)(e)(g)	1,721,047
	Rockland Power Partners IV, LP(b)(c)(d)(e)(f)(g)	5,348,789
		121,435,569

		Interest
Principal		Rate	Spread	Maturity	Fair Value
	PRIVATE INVESTMENT LOANS – 0.8%
$2,842,439	CoreWeave Compute Acquisition Co. IV, LLC (Delayed Draw Term Loan)(b)(c)(e)(g)(h)	10.32%	SOFR3M + 6%	05/16/2029	2,885,725

	TOTAL PRIVATE INVESTMENTS (Cost $113,069,987)				124,321,294

See accompanying notes which are an integral part of these financial statements.

Cantor Fitzgerald Infrastructure Fund l 11

CANTOR FITZGERALD INFRASTRUCTURE FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
March 31, 2025

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 11.5%
	MONEY MARKET FUNDS - 11.5%
41,712,554	Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class, 3.99% (Cost $41,712,554)(i)	$41,712,554

	TOTAL INVESTMENTS – 102.9% (Cost $345,364,622)	$374,951,841
	LIABILITIES IN EXCESS OF OTHER ASSETS – (2.9)%	(10,450,165)
	NET ASSETS - 100.0%	$364,501,676

ADR	- American Depositary Receipt

LTD	- Private Limited Company

LP	- Limited Partnership

PLC	- Public Limited Company

SA	- Société Anonyme

SOFR3M	- United States 3 Month Secured Overnight Financing Rate

(a)	Non-income producing security.

(b)	Illiquid security. The total fair value of these securities as of March 31, 2025, was $124,321,294, representing 34.1% of net assets.

(c)	Restricted security.

(d)	Investment is valued using net asset value (or its equivalent) as a practical expedient. Total value of all such securities as of March 31, 2025, amounted to $121,435,569, which represents approximately 33.3% of the net assets of the Fund.

(e)	Investment has been committed to but has not been fully funded by the Fund at March 31, 2025. See Note 2 for total unfunded investment commitments.

(f)	All or a portion of this security is held by CF IIX Holdings LLC at March 31, 2025.

(g)	Investment does not allow redemptions or withdrawals except at the discretion of its general partner, manager or advisor.

(h)	The value of this security has been determined in good faith under the policies of the Board of Trustees.

(i)	Rate disclosed is the seven-day effective yield as of March 31, 2025.

See accompanying notes which are an integral part of these financial statements.

Cantor Fitzgerald Infrastructure Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
March 31, 2025

ASSETS
Investments in securities at fair value (cost $345,364,622)	$374,951,841
Cash	877,569
Receivable for Fund shares sold	1,862,731
Dividends receivable	460,240
Prepaid expenses	142,079
TOTAL ASSETS	378,294,460

LIABILITIES
Payable for securities purchased	7,047,780
Payable for Fund shares redeemed	3,816,290
Payable for investment advisory fee	288,789
Payable for distributions	159,478
Payable for distribution fees, Class C	41,188
Payable for shareholder servicing fees, Class C	9,863
Deferred tax liabilty	2,244,849
Payable to Administrator	78,471
Other accrued expenses	106,076
TOTAL LIABILITIES	13,792,784

Commitments and contingencies (see Note 2)

NET ASSETS	$364,501,676

Net Assets Consist Of:
Paid-in capital	$339,806,359
Accumulated earnings	24,695,317
NET ASSETS	$364,501,676

Class A
Net Assets	$27,997,366
Shares outstanding (unlimited number of shares authorized, no par value)	2,273,853
Net asset value, offering and redemption price per share	$12.31
Maximum offering price (net asset value plus maximum sales charge of 5.75%)	$13.06

Class C
Net Assets	$7,814,238
Shares outstanding (unlimited number of shares authorized, no par value)	645,354
Net asset value, offering and redemption price per share(a)	$12.11

Class I
Net Assets	$126,179,545
Shares outstanding (unlimited number of shares authorized, no par value)	10,232,684
Net asset value, offering and redemption price per share	$12.33

Class S
Net Assets	$202,510,527
Shares outstanding (unlimited number of shares authorized, no par value)	16,201,412
Net asset value, offering and redemption price per share	$12.50

(a)	Class C shareholders may be subject to a contingent deferred sales charge on shares repurchased during the first 365 days after their purchase.

See accompanying notes which are an integral part of these financial statements.

Cantor Fitzgerald Infrastructure Fund l 13

Cantor Fitzgerald Infrastructure Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2025

INVESTMENT INCOME
Dividend Income (net of foreign taxes withheld of $71,381)	$5,848,227
Interest	1,167
TOTAL INVESTMENT INCOME	5,849,394

EXPENSES
Investment adviser fees	3,151,493
Distribution fees, Class C	37,916
Shareholder servicing fees, Class A	55,595
Shareholder servicing fees, Class C	12,639
Equalization interest on private investment funds	343,031
Printing and postage expenses	196,422
Transfer agent fees	187,269
Administration fees	105,969
Registration fees	82,200
Legal fees	79,926
Trustees fees	65,108
Audit and tax preparation fees	57,076
Compliance service fees	48,093
Insurance expenses	45,650
Custodian fees	42,059
Fund accounting fees	40,802
Miscellaneous expenses	14,728
TOTAL EXPENSES	4,565,976

Fees recaptured by the Adviser	318,717
Fees contractually waived by Adviser - Class S	(899,053)
NET OPERATING EXPENSES	3,985,640
NET INVESTMENT INCOME	1,863,754

NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
Investment securities	(115,361)
Foreign currency transactions	(1,748)

Net change in unrealized appreciation/(depreciation) on:
Investment securities	25,096,810
Deferred tax	(2,244,849)
Foreign currency translations	(109)
NET REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS	22,734,743
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,598,497

See accompanying notes which are an integral part of these financial statements.

Cantor Fitzgerald Infrastructure Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the		For the
	Year Ended		Year Ended
	March 31, 2025		March 31, 2024
INCREASE (DECEREASE) IN NET ASSETS DUE TO:
OPERATIONS
Net investment income	$1,863,754		$413,543
Net realized gain (loss) on investment securities transactions and foreign currency transactions	(117,109)		23,396
Net change in unrealized appreciation of investments securities, deferred tax and foreign currency	22,851,852		4,273,742
Net increase in net assets resulting from operations	24,598,497		4,710,681

DISTRIBUTIONS TO SHAREHOLDERS FROM EARNINGS (Note 2)
Net investment income
Class A	(363,306)		(270,400)
Class C	(92,017)		(29,923)
Class I	(1,459,206)		(519,944)
Class S	(2,008,937)		—
Return of Capital Distributions
Class A	(485,372)		(124,592)
Class C	(110,558)		(6,018)
Class I	(2,333,608)		(125,016)
Class S	(1,595,651)		—
Net decrease in net assets resulting from distributions	(8,448,655)		(1,075,893)

CAPITAL TRANSACTIONS Class A
Proceeds from shares sold	12,050,534		12,210,396
Reinvestment of distributions	339,843		205,724
Amount paid for shares redeemed	(1,268,665	) (c)	(4,581,793	) (d)
Total - Class A	11,121,712		7,834,327
CAPITAL TRANSACTIONS Class C
Proceeds from shares sold	5,326,826		1,926,525
Reinvestment of distributions	166,573		22,703
Amount paid for shares redeemed	(204,822)		—
Total - Class C	5,288,577		1,949,228
CAPITAL TRANSACTIONS Class I
Proceeds from shares sold	184,253,514	(c)	29,764,913	(d)
Reinvestment of distributions	1,806,637		283,767
Amount paid for shares redeemed	(105,843,277	) (e)	(555,239)
Total - Class I	80,216,874		29,493,441
CAPITAL TRANSACTIONS Class S(a)
Proceeds from shares sold	199,727,081	(b)(e)	—
Reinvestment of distributions	935,511		—
Amount paid for shares redeemed	(3,889,467	) (c)	—
Total - Class S	196,773,125		—
Net increase in net assets resulting from capital transactions	293,400,288		39,276,996

TOTAL INCREASE IN NET ASSETS	309,550,130		42,911,784

NET ASSETS
Beginning of year	54,951,546		12,039,762
End of year	$364,501,676		$54,951,546

SHARE TRANSACTIONS CLASS A
Shares sold	1,001,169		1,172,910
Shares issued in reinvestment of distributions	28,207		19,533
Shares redeemed	(106,345	) (c)	(444,005	) (d)
Total - Class A	923,031		748,438

SHARE TRANSACTIONS CLASS C
Shares sold	450,566		185,985
Shares issued in reinvestment of distributions	13,957		2,140
Shares redeemed	(17,148)		—
Total - Class C	447,375		188,125

SHARE TRANSACTIONS CLASS I
Shares sold	15,547,646	(c)	2,866,740	(d)
Shares issued in reinvestment of distributions	148,724		26,766
Shares redeemed	(8,850,740	) (e)	(51,084)
Total - Class I	6,845,630		2,842,422

SHARE TRANSACTIONS CLASS S(a)
Shares sold	16,439,459	(b)(e)	—
Shares issued in reinvestment of distributions	75,733		—
Shares redeemed	(313,780	) (c)	—
Total - Class S	16,201,412		—

(a)	Class S commenced operations on May 22, 2024.

(b)	Beginning capital of $100,000 was contributed by fund management of Cantor Fitzgerald Investment Advisors, L.P., investment advisor to the Fund, in exchange for 8,598 shares of the Class S in connection with the seeding of the Class.

(c)	32,122 Class A shares amounting to $371,826 and 206,523 Class S shares amounting to $2,565,019 were redeemed to purchase 239,938 Class I shares amounting to $2,936,845 during the year ended March 31, 2025.

(d)	268,455 Class A shares were redeemed to purchase 268,614 Class I shares amounting to $2,708,022 during the year ended March 31, 2024.

(e)	8,502,812 Class I shares were redeemed to purchase 8,471,728 Class S shares amounting to $101,609,653 during the year ended March 31, 2025.

See accompanying notes which are an integral part of these financial statements.

Cantor Fitzgerald Infrastructure Fund l 15

Cantor Fitzgerald Infrastructure Fund
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2025

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$24,598,497

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES:

Purchases of long-term portfolio investments	(271,476,192)
Proceeds from sales of long-term portfolio investments	1,024,249
Purchases of short-term portfolio investments	(227,221,786)
Proceeds from sales of short-term portfolio investments	195,854,668
Net realized loss from investment transactions	115,361
Net realized loss from foreign currency translations	1,748
Return of capital from investments	7,005,708
Net change in unrealized appreciation/depreciation on investments	(25,096,810)
Net change in unrealized appreciation/depreciation on foreign currency transactions	109
Change in assets and liabilities:
Increase in dividends receivable	(365,840)
Increase in Investment Adviser fees	258,248
Decrease in prepaid expenses and other assets	(76,510)
Increase in Payable for Securities Purchased	7,047,780
Increase in payable for distribution fees	34,845
Increase in deferred tax liability	2,244,849
Increase in payable for administration fees	7,108
Increase in income payable	129,132
Increase in accrued expenses and other liabilities	59,613

Net cash used in operating activities	(285,855,223)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares sold, net of change in receivable for Fund shares sold	399,761,260
Cash distributions to shareholders	(5,200,091)
Payment on Fund shares redeemed, net of change in payable for Fund shares redeemed*	(108,124,560)
Net cash provided by financing activities	286,436,609

Net change in cash	581,386
Cash held at beginning of year	296,183
Cash held at end of year	$877,569

SUPPLEMENTAL DISCLOSURE OF NON-CASH ACTIVITY:
Reinvestment of distributions	$3,248,564

*	Includes exchange redemptions of $104,546,498

The accompanying notes are an integral part of these financial statements.

Cantor Fitzgerald Infrastructure Fund Class A
CONSOLIDATED FINANCIAL HIGHLIGHTS
(For a share outstanding during the year/period)

					(Not Consolidated)
	For the		For the		For the
	Year Ended		Year Ended		Period Ended
	March 31, 2025		March 31, 2024		March 31, 2023(a)
Net asset value, beginning of year/period	$11.10		$10.42		$10.00
Investment operations:
Net investment income (loss) (b)	0.02		0.13		0.05
Net realized and unrealized gain (loss) on investments	1.67		0.86		0.40
Total from investment operations	1.69		0.99		0.45
Less distributions to shareholders from:
Net investment income	(0.19)		(0.30)		(0.03)
Return of capital	(0.29)		(0.01)		—
Total distributions	(0.48)		(0.31)		(0.03)
Net asset value, end of year/period	$12.31		$11.10		$10.42
Total return (c)	15.41	% (j)	9.86	% (j)	4.53	% (d)
Net assets, at end of year/period (000s)	$27,997		$14,990		$6,137
Ratio of expenses to average net assets after expense waiver/recapture, before tax (f)(g)	2.50%		2.50%		2.50	% (e)
Ratio of expenses to average net assets after expense waiver/recapture, after tax (f)(g)	3.49%		2.50%		2.50	% (e)
Ratio of expenses to average net assets before expense waiver/recapture, before tax (f)(g)(h)	2.24%		4.47%		11.92	% (e)
Ratio of net investment income (loss) to average net assets after expense waiver/recapture (i)	0.13%		1.23%		0.68	% (e)
Portfolio Turnover Rate	1%		1%		8	% (d)

(a)	For the period June 30, 2022 (commencement of operations) to March 31, 2023.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(g)	Excludes interest expense of 0.15% for the period ended March 31, 2025.

(h)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements and/or expense recaptured by the Adviser.

(i)	The recognition of investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(j)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes which are an integral part of these financial statements.

Cantor Fitzgerald Infrastructure Fund l 17

Cantor Fitzgerald Infrastructure Fund Class C
CONSOLIDATED FINANCIAL HIGHLIGHTS
(For a share outstanding during the year/period)

					(Not Consolidated)
	For the		For the		For the
	Year Ended		Year Ended		Period Ended
	March 31, 2025		March 31, 2024		March 31, 2023(a)
Net asset value, beginning of year/period	$11.04		$10.40		$10.17
Investment operations:
Net investment income (loss) (b)	(0.10	) (k)	0.04		0.01
Net realized and unrealized gain (loss) on investments	1.64		0.91		0.24
Total from investment operations	1.54		0.95		0.25
Less distributions to shareholders from:
Net investment income	(0.19)		(0.30)		(0.02)
Return of capital	(0.28)		(0.01)		—
Total distributions	(0.47)		(0.31)		(0.02)
Net asset value, end of year/period	$12.11		$11.04		$10.40
Total return (c)	14.15	% (j)	9.47	% (j)	2.49	% (d)
Net assets, at end of year/period (000s)	$7,814		$2,186		$102
Ratio of expenses to average net assets after expense waiver/recapture, before tax (f)(g)	3.25%		3.25%		3.25	% (e)
Ratio of expenses to average net assets after expense waiver/recapture, after tax (f)(g)	4.24%		3.25%		3.25	% (e)
Ratio of expenses to average net assets before expense waiver/recapture, before tax (f)(g)(h)	2.99%		4.75%		12.67	% (e)
Ratio of net investment income (loss) to average net assets after expense waiver/recapture (i)	(0.62)%		0.40%		1.73	% (e)
Portfolio Turnover Rate	1%		1%		8	% (d)

(a)	For the period March 20, 2023 (commencement of operations) to March 31, 2023.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(g)	Excludes interest expense of 0.15% for the period ended March 31, 2025.

(h)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements and/or expense recaptured by the Adviser.

(i)	The recognition of investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(j)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(k)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net investment income in the Statement of Operations for the year ended March 31, 2025, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to underlying income.

See accompanying notes which are an integral part of these financial statements.

Cantor Fitzgerald Infrastructure Fund Class I
CONSOLIDATED FINANCIAL HIGHLIGHTS
(For a share outstanding during the year/period)

					(Not Consolidated)
	For the		For the		For the
	Year Ended		Year Ended		Period Ended
	March 31, 2025		March 31, 2024		March 31, 2023(a)
Net asset value, beginning of year/period	$11.15		$10.40		$10.17
Investment operations:
Net investment income (loss) (b)	0.05		0.14		0.01
Net realized and unrealized gain (loss) on investments	1.61		0.92		0.25
Total from investment operations	1.66		1.06		0.26
Less distributions to shareholders from:
Net investment income	(0.19)		(0.30)		(0.03)
Return of capital	(0.29)		(0.01)		—
Total distributions	(0.48)		(0.31)		(0.03)
Net asset value, end of year/period	$12.33		$11.15		$10.40
Total return (c)	15.08	% (j)	10.57	% (j)	2.51	% (d)
Net assets, at end of year/period (000s)	$126,180		$37,775		$5,649
Ratio of expenses to average net assets after expense waiver/recapture, before tax (f)(g)	2.25%		2.25%		2.25	% (e)
Ratio of expenses to average net assets after expense waiver/recapture, after tax (f)(g)	3.24%		2.25%		2.25	% (e)
Ratio of expenses to average net assets before expense waiver/recapture, before tax (f)(g)(h)	1.99%		3.91%		11.67	% (e)
Ratio of net investment income (loss) to average net assets after expense waiver/recapture (i)	0.38%		1.40%		2.87	% (e)
Portfolio Turnover Rate	1%		1%		8	% (d)

(a)	For the period March 20, 2023 (commencement of operations) to March 31, 2023.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(g)	Excludes interest expense of 0.15% for the period ended March 31, 2025.

(h)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements and/or expense recaptured by the Adviser.

(i)	The recognition of investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(j)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes which are an integral part of these financial statements.

Cantor Fitzgerald Infrastructure Fund l 19

Cantor Fitzgerald Infrastructure Fund Class S
CONSOLIDATED FINANCIAL HIGHLIGHTS
(For a share outstanding during the period)

	For the
	Period Ended
	March 31, 2025(a)
Net asset value, beginning of period	$11.63
Investment operations:
Net investment income (loss) (b)	0.18
Net realized and unrealized gain (loss) on investments	1.10
Total from investment operations	1.28
Less distributions to shareholders from:
Net investment income	(0.18)
Return of capital	(0.23)
Total distributions	(0.41)
Net asset value, end of period	$12.50
Total return (c)	11.17	% (d)(j)
Net assets, at end of period (000s)	$202,511
Ratio of expenses to average net assets after expense waiver, before tax (f)(g)	0.90	% (e)
Ratio of expenses to average net assets after expense waiver, after tax (f)(g)	2.06	% (e)
Ratio of expenses to average net assets before expense waiver, before tax (f)(g)(h)	1.90	% (e)
Ratio of net investment income (loss) to average net assets after expense waiver (i)	1.68	% (e)
Portfolio Turnover Rate	1	% (d)

(a)	For the period May 22, 2024 (commencement of operations) to March 31, 2025.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(g)	Excludes interest expense of 0.18% for the period ended March 31, 2025.

(h)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(i)	The recognition of investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(j)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes which are an integral part of these financial statements.

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements
March 31, 2025

1.	ORGANIZATION

Cantor Fitzgerald Infrastructure Fund (the “Fund”) was organized as a Delaware statutory trust on December 16, 2021 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a continuously offered, non-diversified, closed-end management investment company. The Fund is an interval fund that will provide limited liquidity by offering to make quarterly repurchases of shares at net asset value (“NAV”), which will be calculated on a daily basis. The Fund’s investment objective is to maximize total return, with an emphasis on current income, while seeking to invest in issuers that are helping to address certain United Nations Sustainable Development Goals (“SDGs”) through their products and services.

The Fund currently has four classes of shares: Class A, Class C, Class I, and Class S shares. Class A shares commenced operations on June 30, 2022, Class C and Class I commenced operations on March 20, 2023, and Class S commenced operations on May 22, 2024. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, while Class C, Class I and Class S are not subject to a sales load. Effective February 28, 2025, the Class S shares of the Fund was closed to new investors and to new investments by existing shareholders.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946 “Financial Services – Investment Companies”.

Operating Segments - The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is comprised of the portfolio manager and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

Cantor Fitzgerald Infrastructure Fund l 21

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Continued)
March 31, 2025

Consolidation of Subsidiaries: The Fund may make investments through wholly-owned subsidiaries (each a “Subsidiary” and together, the “Subsidiaries”). Such Subsidiaries will not be registered under the Investment Company Act; however, the Fund will wholly own and control any Subsidiaries. The Board of Trustees (“Board”) has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole shareholder owner of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies. The Fund complies with Section 8 of the 1940 Act governing investment policies on an aggregate basis with any Subsidiary. The Fund also complies with Section 18 of the 1940 Act governing capital structure and leverage on an aggregate basis with each Subsidiary so that the Fund treats a Subsidiary’s debt as its own for purposes of Section 18. Further, each Subsidiary complies with the provisions of Section 17 of the 1940 Act relating to affiliated transactions and custody. Any Subsidiary would use UMB Bank, n.a. as custodian. The Fund will not create or acquire primary control of any entity which engages in investment activities in securities or other assets, other than entities wholly-owned by the Fund.

As of March 31, 2025, there is one active Subsidiary: CF IIX Holdings LLC (the “Sub-Fund”), formed in Delaware. The Sub-Fund has the same investment objective as the Fund. The Consolidated Financial Statements of the Fund include the accounts of the Sub-Fund. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of March 31, 2025, the total value of investments held by the Sub-Fund is $29,048,844 or approximately 8.0% of the Fund’s net assets.

Securities Valuation – The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Cantor Fitzgerald Investment Advisors, L.P. (the “Adviser”) as its valuation designee (the “Valuation Designee”). The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Valuation of Public Securities – Readily marketable portfolio securities listed on a public exchange are valued at their current market values determined on the basis of market quotations obtained from independent pricing services approved by the Board. Such quotes typically utilize official closing prices, generally the last sale price, reported to the applicable securities exchange if readily available. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected by the exchange representing the principal market for such securities. Securities trading on NASDAQ are valued at NASDAQ official closing price.

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Continued)
March 31, 2025

If market or dealer quotations are not readily available or deemed unreliable, the Adviser will determine in good faith, the fair value of such securities. For securities that are fair valued in the ordinary course of Fund operations, the Board has designated the performance of fair value determinations to the Adviser as valuation designee, subject to the Board’s oversight. The Adviser has established a Valuation Committee to help oversee the implementation of procedures for fair value determinations. In determining the fair value of a security for which there are no readily available market or dealer quotations, the Adviser and the Valuation Committee, will take into account all reasonably available information that may be relevant to a particular security including, but not limited to: pricing history, current market level, supply and demand of the respective security; the enterprise value of the portfolio company; the portfolio company’s ability to make payments and its earnings and discounted cash flow, comparison to the values and current pricing of publicly traded securities that have comparable characteristics; comparison to publicly traded securities including factors such as yield, maturity, and credit quality; knowledge of historical market information with respect to the security; fundamental analytical data, such as periodic financial statements, and other factors or information relevant to the security, issuer, or market. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Valuation of Private Investment Funds – The Fund’s allocation to Private Investment Funds generally includes open-end private institutional infrastructure investment funds that invest in the ownership, management, development, construction, renovation, enhancement, or operation of infrastructure assets or the provision of services to companies engaged in such activities. The Private Investment Funds have generally adopted valuation practices consistent with the valuation standards and techniques established by the FASB Auditing Standards Codification.

The sponsors or agents of the Private Investment Funds measure their investment assets at fair value and report a NAV per share no less frequently than quarterly (“Sponsor NAV”). Such Sponsor NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the Private Investment Fund sponsor, if necessary. In between receipt of Sponsor NAVs, where applicable, the value of each Private Investment Fund is adjusted daily by the change in a proprietary index (the “Index”) that the Fund’s Board has deemed representative of the private infrastructure market. This process is applied daily to each respective Private Investment Fund until the receipt of the next Sponsor NAV. The Index seeks to reflect market conditions of the broader private infrastructure market in an effort to ensure any such changes in market conditions are reflected in the NAV of the Fund. The Index incorporates data from third-party data providers and broad securities indices (the “Index Constituents”). The Index is monitored by the Adviser on a regular basis, and the Adviser will consult with the Valuation Committee if monitoring suggests a modification to the Index Constituents or other change(s) to the Index to better reflect market conditions. Further, in the event that a Sponsor NAV is not provided by a Private Investment Fund following the conclusion of such Private Investment Fund’s valuation period, the Adviser shall inform the Valuation Committee and a meeting may be called to determine fair value.

The valuations of the Private Investment Funds have a considerable impact on the Fund’s NAV as, under normal market conditions, a significant portion of the Fund’s assets will be invested in Private Investment Funds. Market and dealer quotations are generally not readily available for the Private Investment Funds in which the Fund invests, and as such, the Fund utilizes Sponsor NAVs or other

Cantor Fitzgerald Infrastructure Fund l 23

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Continued)
March 31, 2025

valuation methodologies when determining the fair value of the Private Investment Funds. The Fund may also use a third-party valuation specialist to assist in determining fair value of the Private Investment Funds held in the Fund’s portfolio.

Distributions from Private Investment Funds will be received as underlying investments of the Private Investment Funds are liquidated. Distributions from Private Investment Funds occur at irregular intervals, and the exact timing of distributions from the Private Investment Funds has not been communicated from the Private Investment Funds. It is estimated that distributions will occur over the life of the Investment Funds.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurement. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Continued)
March 31, 2025

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2025 for the Fund’s assets and liabilities measured at fair value:

	Level 1	Level 2	Level 3	Total
Common Stocks	$208,917,993	$—	$—	$208,917,993
Private Investment Loans	—	—	2,885,725	2,885,725
Short-Term Investment	41,712,554	—	—	41,712,554
Total	$250,630,547	$—	$2,885,725	$253,516,272
Investments valued as practical expedient				121,435,569
Total Investments				$374,951,841

The Fund did not hold any Level 2 securities during the year.

The following is a reconciliation of assets in which level 3 inputs were used in determining value:

Private Investment
	Loans	Total
Beginning balance 3/31/2024	$—	$—
Total realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	10,286	10,286
Cost of purchases	2,875,439	2,875,439
Proceeds from sales	—	—
Corporate action	—	—
Dividend reinvest	—	—
Net transfers in/out of level 3	—	—
Ending balance 3/31/2025	$2,885,725	$2,885,725

The significant unobservable inputs used in the fair value measurement of the Funds’ Level 3 private investments were as follows:

	Valuation	Unobservable		Impact to Valuation from
Description	Technique(s)	Input	Input	an increase in InputA
CoreWeave	Market Approach	Acquisition Price	$98.50	Increase

A	Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

The total change in unrealized appreciation or depreciation included in the Consolidated Statement of Operations attributable to Level 3 investments still held at March 31, 2025 was $10,286.

In determining fair values as of March 31, 2025, the Advisor has, as a practical expedient, estimated fair value of each Private Investment Fund using the NAV (or its equivalent) provided by the Portfolio Fund Management of each Private Investment Fund as of that date. Each investment for which fair value is measured using the Private Investment Fund’s NAV as a practical expedient is not required to be categorized within the fair value hierarchy. Accordingly, Private Investment Funds with a fair value of $121,435,569 for the Fund, have not been categorized.

Cantor Fitzgerald Infrastructure Fund l 25

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Continued)
March 31, 2025

The Fund’s investments in Private Investment Funds, along with their corresponding unfunded commitments and other attributes, as of March 31, 2025, are briefly summarized in the table below.

Redemption
Financing			Unfunded	Remaining	Redemption	Notice Period	Restriction
Stage	Investment Strategy	Fair Value	Commitments	Life	Frequency	(In Days)	Terms
Buyout	Control investments in established companies	$—	$—	N/A	None	N/A	N/A
Growth Capital	Non-control investments in established companies with strong growth characteristics	—	—	N/A	None	N/A	N/A
Special	Investments in mezzanine, distressed debt, energy/utility investments and turnarounds	121,435,569	$69,359,172	5-10 years	None	N/A	N/A

The information summarized in the table above represents the general terms for the specified financing stage. Individual Private Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Private Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

Private equity fund and private debt fund are common terms for investments that typically are made in non-public companies through privately negotiated transactions. Private equity and private debt fund investors generally seek to acquire or lend on quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds acquire private and public companies, as well as divisions of larger companies. Private equity specialists then seek to uncover value-enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.

The following outlines the primary investment strategies of the Portfolio Funds held by the Fund as of March 31, 2025.

Buyouts: Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions— particularly in the large-cap segment.

Growth Capital: Investments in new and emerging companies are usually classified as venture capital. Such investments are often in technology, healthcare or other high growth industries. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture capital investors may finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stages) in partnership with other investors.

Special Situations: A broad range including mezzanine, distressed debt, energy/utility investments and turnarounds.

Types of private investments that the Fund may make include:

Primary Investments. Primary investments (primaries) are interests or investments in newly established private equity and private debt funds. Primaries investors subscribe for interests during an

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Continued)
March 31, 2025

initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period.

Secondary Investments. Secondary investments (secondaries) are interests in existing private equity and private debt funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period.

Direct Investments. Direct investments involve taking an interest in securities issued by an operating company, whether equity or debt. Direct equity investments generally involve new owners taking a material stake in the target company, frequently a controlling interest, and exercising significant influence on the growth and development of the company through work with the company’s management and board of directors. Debt investments often represent financing for buyout or growth investments and may have various features and covenants designed to protect the lender’s interests; such investments may include both secured and unsecured loans, bonds and/or other forms of debt. Direct investments may vary in duration, but usually are exited within two to six years.

Loan Participation and Assignments – The Fund invests in debt instruments, which are interests in amounts owed to lenders (the “Lenders”) by corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of direct investments, loans originated by the Fund, participations in loans or assignments of all or a portion of the loans from third parties or exposure to investments in loans through investment in Private Investment Funds or other pooled investment vehicles. When the Fund purchases an interest in a loan in the form of an assignment, the Fund acquires all of the direct rights and obligations of a lender (as such term is defined in the related credit agreement), including the right to vote on amendments or waivers of such credit agreement. However, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Instead, the administration of the loan agreement is often performed by a bank or other financial institution (the “Agent”) that acts as agent for the Lenders. Circumstances may arise in connection with which the Agent takes action that contradicts the will of the Lenders. For example, under certain circumstances, an Agent may refuse to declare the borrower in default, despite having received a notice of default from the Lenders. When the Fund purchases an interest in a loan in the form of a participation, the Fund purchases such participation interest from another existing Lender, and consequently, the Fund does not obtain the rights and obligations of the Lenders under the credit agreement, such as the right to vote on amendments or waivers. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender from which the Fund has received that participation interest. In this instance, the Fund is subject to both the credit risk of the borrower and the credit risk of the Lender that sold the Fund such participation interest.

Investments Valued at NAV – GAAP permits a reporting entity to measure the fair value of an investment fund that does not have a readily determinable fair value based on the NAV per share, or its equivalent, of the investment fund as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to

Cantor Fitzgerald Infrastructure Fund l 27

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Continued)
March 31, 2025

redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

Adjustments to the NAV provided by the Portfolio Fund Manager would be considered if the practical expedient NAV was not as of the Fund’s measurement date; if it was probable that the alternative investment would be sold at a value materially different than the reported expedient NAV; or if it was determined by the Fund’s Valuation Procedures that the private investment is not being reported at fair value.

Unfunded Commitments – Typically, when the Fund invests in a Private Investment Fund, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once or through a series of capital calls at the discretion of the general partner. Thus, an Unfunded Commitment represents the portion of the Fund’s overall capital commitment to a particular Private Investment Fund that has not yet been called by the general partner of the Private Investment Fund. Unfunded Commitments may subject the Fund to certain risks. For example, the Fund may be required to: liquidate other portfolio investments, potentially at inopportune times, in order to obtain the cash needed to satisfy its obligations with respect to a capital call; borrow under a line of credit which may result in additional expenses to the Fund; or, to the extent a buyer can be identified and subject to the provisions of the limited partnership agreement of the relevant Private Investment Fund, seek to sell/assign the interest subject to the capital call to a third party thereby eliminating the obligation. In addition, should the Fund be unable to satisfy its commitment obligation on a timely basis and defaults on a called capital commitment, the underlying Private Investment Fund, pursuant to its limited partnership agreement, typically has a number of potential remedies, including, by way of illustration, a reallocation of the Fund’s defaulted commitment amount to other limited partners, a reallocation of a portion of the Fund’s existing interest to the other limited partners as a penalty for the default, or the general partner of underlying Private Investment Fund could sue the Fund for breach of contract. As of March 31, 2025, the Fund had total Unfunded Commitments in the amount of $71,473,447, consisting of $69,359,172 in Private Investment Funds and $2,114,275 in Private Investment Loans.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are accrued daily and paid at least quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment;

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Continued)
March 31, 2025

temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Fund Expenses - The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all fees and expenses of Portfolio Funds in which the Fund invests (“acquired fund fees”), management fees, fees and expenses associated with any credit facility, legal fees, administrator fees, audit and tax preparation fees, custodial fees, transfer agency fees, registration expenses, expenses of the Board and other administrative expenses. Certain of these operating expenses are subject to an expense limitation agreement (the “Expense Limitation Agreement” as further discussed in Note 4). Expenses are recorded on an accrual basis. Closing costs associated with the purchase of Portfolio Funds and Direct Investments are included in the cost of the investment.

Foreign Currency Transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the September 30, 2023, and September 30, 2024, or expected to be taken in the Fund’s September 30, 2025 year-end tax return. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio, and foreign jurisdictions where the Fund may make significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Interest and penalties related to income taxes would be recorded as tax expense in the Consolidated Statement of Operations. During the year ended March 31 ,2025, the Fund did not incur any interest or penalties.

The Sub-Fund is taxed as a regular C-corporation for federal income tax purposes and as such is obligated to pay federal and state income tax. This treatment differs from most investment companies, which elect to be treated as “regulated investment companies” under the Internal Revenue Code of 1986, as amended (the “Code”) in order to avoid paying entity level income taxes. Under current law, the Sub-Fund is not eligible to elect treatment as a regulated investment company. However, the amount of taxes paid by the Sub-Fund will vary depending on the amount of capital appreciation of its investments and such taxes will reduce a Fund shareholders return from an investment in the Fund.

Cantor Fitzgerald Infrastructure Fund l 29

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Continued)
March 31, 2025

Since the Sub-Fund will be subject to taxation on the capital appreciation of its investments, the NAV of the Fund shares will also be reduced by the accrual of any deferred tax liability. As a result, the Fund’s after tax performance would be impacted.

The Sub-Fund will accrue deferred income taxes for any future tax liability associated with capital appreciation of its investments. Upon the sale of an investment, the Sub-Fund may be liable for previously deferred taxes. The Sub-Fund will rely to some extent on information, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Sub-Fund’s deferred tax liability as new information becomes available. The Sub-Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended March 31, 2025 cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $271,476,192 and $1,024,249, respectively.

Associated Risks - During the normal course of business, the Fund may purchase, sell or hold various securities, which may result in certain risks, the amount of which is not apparent from the financial statements.

Market Risk - An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

Private Investment Fund Risk - The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. The fees the Fund pays to invest in a Private Investment Fund may be higher than if the manager of the Private Investment Fund managed the Fund’s assets directly. The performance fees charged by certain Private Investment Funds may create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of a performance fee. Furthermore, Private Investment Funds, like the other Underlying Funds in which the Fund may invest, are subject to specific risks, depending on the nature of the vehicle, and also may employ leverage such that their returns are more than one times that of their benchmark, which could amplify losses suffered by the Fund when compared to unleveraged investments. Shareholders of the Private Investment Funds are not entitled to the protections of the Investment Company Act of 1940, as amended (the “1940 Act”).

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Continued)
March 31, 2025

For example, Private Investment Funds need not have independent boards, shareholder approval of advisory contracts may not be required, the Private Investment Funds may utilize leverage and may engage in joint transactions with affiliates. These characteristics present additional risks for shareholders.

Liquidity Risk - There currently is no secondary market for the Fund’s shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund’s investments also are subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Infrastructure Industry Risk - The Fund is subject to the risks associated with investment in infrastructure-related companies. Risks associated with infrastructure-related companies include: (a) realized revenue volume may be significantly lower than projected and/or there will be cost overruns; (b) infrastructure project sponsors will alter their terms making a project no longer economical; (c) macroeconomic factors such as low gross domestic product (“GDP”) growth or high nominal interest rates will raise the average cost of infrastructure funding; (d) government regulation may affect rates charged to infrastructure customers; (e) government budgetary constraints will impact infrastructure projects; (f ) special tariffs will be imposed; and (g) changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, a natural disaster, changes in market sentiment towards infrastructure and terrorist acts. Any of these events could cause the value of the Fund’s investments in infrastructure-related companies to decline.

Underlying Funds Risk - The Underlying Funds in which the Fund may invest are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and also may be higher than other funds that invest directly in securities. The Underlying Funds are subject to specific risks, depending on the nature of the specific Underlying Fund.

Lack of Control Over Private Investment Funds and Other Portfolio Investments - Once the Adviser has selected a Private Investment Fund or Other Investment Vehicle, the Adviser will have no control over the investment decisions made by any such Underlying Fund. Although the Fund and the Adviser will regularly evaluate each Underlying Fund and its manager to determine whether their respective investment programs are consistent with the Fund’s investment objective, the Adviser will not have any control over the investments made by any Underlying Fund. Even though the Underlying Funds are subject to certain constraints, the managers may change aspects of their investment strategies. The managers may do so at any time (for example, such change may occur immediately after providing the Adviser with the quarterly unaudited financial information for a Private Investment Fund). The Adviser may reallocate the Fund’s investments among the Underlying Funds, but the Adviser’s ability to do so may be constrained by the withdrawal limitations imposed by the Underlying Funds, which may prevent the Fund from reacting rapidly to market changes should an Underlying

Cantor Fitzgerald Infrastructure Fund l 31

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Continued)
March 31, 2025

Fund fail to effect portfolio changes consistent with such market changes and the demands of the Adviser. Such withdrawal limitations may also restrict the Adviser’s ability to terminate investments in Underlying Funds that are poorly performing or have otherwise had adverse changes. The Adviser will be dependent on information provided by the Underlying Fund, including quarterly unaudited financial statements, which if inaccurate, could adversely affect the Adviser’s ability to manage the Fund’s investment portfolio in accordance with its investment objective. By investing in the Fund, a shareholder will not be deemed to be an investor in any Underlying Fund and will not have the ability to exercise any rights attributable to an investor in any such Underlying Fund related to their investment.

Use of Leverage by the Fund - Although the Fund has the option to borrow, there are significant risks that may be assumed in connection with such borrowings. Investors in the Fund should consider the various risks of financial leverage, including, without limitation, the matters described below. There is no assurance that a leveraging strategy would be successful. Financial leverage involves risks and special considerations for shareholders including: (i) the likelihood of greater volatility of NAV of the shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the shareholders; (iii) the effect of financial leverage in a market experiencing rising interest rates, which would likely cause a greater decline in the NAV of the shares than if the Fund were not leveraged; and (iv) the potential for an increase in operating costs, which may reduce the Fund’s total return.

Use of Leverage by Underlying Funds - In addition to any borrowing utilized by the Fund, the Underlying Funds in which the Fund invests may utilize financial leverage, subject to the limitations of their charters and operative documents. In the case of Private Investment Funds, such Funds are not subject to the limitations imposed by the 1940 Act regarding the use of leverage with respect to which registered investment companies, including the Fund, are subject. In that regard, the Fund intends to limit its borrowing to an amount that does not exceed 33 1/3% of the Fund’s gross asset value. Leverage by Underlying Funds and/or the Fund has the effect of potentially increasing losses.

Valuation of Private Investment Funds - The Private Investment Funds are not publicly traded and the Fund may consider information provided by the institutional asset manager of each respective Private Investment Fund to determine the estimated value of the Fund’s investment therein. The valuation provided by an institutional asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. To determine the estimated value of the Fund’s investment in Private Investment Funds, the Adviser considers, among other things, information provided by the Private Investment Funds, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Adviser’s ability to value accurately the Fund’s shares. Private Investment Funds that invest primarily in publicly traded securities are more easily valued.

ESG Investing Risk - The Fund intends to screen out particular companies and industries pursuant to certain criteria established by the Sub-Adviser, and to incorporate ESG investment insights into its portfolio construction process. The Fund may forego certain investment opportunities by screening out certain companies and industries. The Fund’s results may be lower than other funds that do not apply certain exclusionary screens or use different ESG criteria to screen out certain companies or industries. The Fund’s incorporation of ESG investment insights may affect the Fund’s exposure to certain

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Continued)
March 31, 2025

companies or industries. The Fund’s results may be lower than other funds that do not consider ESG characteristics or use a different methodology to identify and/or incorporate ESG characteristics. Further, investors may differ in their views of what constitutes positive or negative ESG characteristics of a security. As a result, the Fund may invest in securities that do not reflect the beliefs of any particular investor. In addition, the Fund may not be successful in its objectives related to ESG. There is no guarantee that these objectives will be achieved, and ESG-related assessments are at the discretion of the Adviser and Sub-Adviser. The Adviser and Sub-Adviser are dependent upon certain information and data from third party providers of ESG research, which may be incomplete, inaccurate or unavailable. As a result, there is a risk that the Adviser and Sub-Adviser may incorrectly assess a security or issuer. There is also a risk that the Adviser and Sub-Adviser may not apply the relevant ESG criteria correctly or that the Fund could have indirect exposure to issuers who do not meet the relevant ESG criteria used by the Fund. Neither the Fund, the Adviser, nor the Sub-Adviser make any representation or warranty, express or implied, with respect to the fairness, correctness, accuracy, reasonableness or completeness of such ESG assessment. There may be limitations with respect to availability of ESG data in certain sectors, as well as limited availability of investments with positive ESG assessments in certain sectors. The evaluation of ESG criteria is subjective and may change over time.

Preferred Securities Risk - Preferred securities are subject to credit risk and interest rate risk. Interest rate risk is, in general, the risk that the price of a preferred security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.

Convertible Securities Risk - Convertible securities are typically issued as bonds or preferred shares with the option to convert to equities. As a result, convertible securities are a hybrid that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. The market value of bonds and preferred shares tend to decline as interest rates increase. Fixed income and preferred securities also are subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest or dividend payments as due. Convertible securities may have characteristics similar to common stocks especially when their conversion value is higher than their value as a bond. The price of equity securities into which a convertible security may convert may fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Additionally, the value of the embedded conversion option may be difficult to value and evaluate because the option does not trade separately from the convertible security.

Fixed Income Risk - Typically, a rise in interest rates causes a decline in the value of fixed income securities. Fixed income securities are also subject to default risk.

Foreign Securities and Emerging Markets Risk - The Fund may have investments in foreign securities. Foreign securities have investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect the Fund with investments in foreign securities than another fund that invests exclusively in domestic securities. The

Cantor Fitzgerald Infrastructure Fund l 33

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Continued)
March 31, 2025

value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities.

The Fund may also invest in emerging markets, which are markets of countries in the initial stages of industrialization and have low per capita income. In addition to the risks of foreign securities in general, countries in emerging markets are more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity.

Leveraging Risk - The use of leverage, such as borrowing money to purchase securities, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Credit Risk - Issuers of debt securities may not make scheduled interest and principal payments, resulting in losses to the Fund. In addition, the credit quality of securities held may be lowered if an issuer’s financial condition changes.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Cantor Fitzgerald Investment Advisors, L.P. serves as the Fund’s investment adviser. Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.50% of the Fund’s average daily net assets. For the year ended March 31, 2025, the Adviser earned $3,151,493 in advisory fees.

The Adviser has engaged Capital Innovations, LLC (the “Sub-Adviser”), a registered investment adviser under the Advisers Act, to provide ongoing research, recommendations, and day-to-day portfolio management with respect to the Fund’s investment portfolio. Sub-advisory services are provided to the Fund pursuant to an agreement between the Adviser and the Sub-Adviser. Under the terms of the Sub-Advisory Agreement, the Adviser compensates the Sub-Adviser based on a portion of the Fund’s average daily net assets that have been allocated to the Sub-Adviser to manage. Fees paid to the Sub-Adviser are not an expense of the Fund. Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a monthly management fee computed at the annual rate of 0.35% of the Fund’s daily net assets. The Sub-Adviser is currently receiving the reduced fee rate of 0.15% per the Sub-Advisory Agreement.

Pursuant to a written contract (the “Expense Limitation Agreement”), the Adviser has agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (including all organizational and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 2.50%, 3.25%, 2.25%, and 2.25% per annum of the Fund’s average daily net assets for Class A, Class C, Class I, and Class S shares, respectively (the “expense

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Continued)
March 31, 2025

limitation”) until July 31, 2025 for Class A, C and I shares and July 31, 2027 for the Class S shares. The Adviser has also contractually agreed to waive an additional 1.00% of its management fee for Class S shares until July 31, 2027. For the period ended March 31, 2025 the Adviser waived Class S management fees in the amount of $899,053 pursuant to the Waiver Agreement.

In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. $215,127 is subject to recapture by the Adviser until March 31, 2026, $564,033 is subject to recapture by the Adviser until March 31, 2027, for Class A, Class C and Class I, combined. For the year ended March 31, 2025, the Adviser recaptured expenses in the amount of $318,717 pursuant to the Expense Limitation Agreement.

The Expense Limitation Agreement will remain in effect, at least until July 31, 2025, for Class A, C and I shares and July 31, 2027 for Class S shares, unless and until the Board approves its modification or termination. This agreement may be terminated only by the Board on 60 days written notice to the Adviser. After July 31, 2025 for Class A, C and I shares and July 31, 2027 for Class S shares the Expense Limitation Agreement may be renewed at the Adviser’s discretion.

The distributor of the Fund is Ultimus Fund Distributors, LLC (the “Distributor”). The Board has adopted, on behalf of the Fund, a Shareholder Services Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the Shareholder Services Plan, the Fund may pay up to 0.25% per year of its average daily net assets of each of Class A and Class C, respectively, for such services. Class I and Class S shares are not subject to a Shareholder Service Fee. For the year ended March 31, 2025, the Fund incurred shareholder servicing fees of $55,595 and $12,639 for Class A and Class C, respectively.

Class C shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares and is payable on a monthly basis. Class A shares and Class I shares are not currently subject to a Distribution Fee. For the year ended March 31, 2025, the Fund incurred distribution fees of $37,916 for Class C.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. For the year ended March 31, 2025, the Distributor received $457,326 and $57,268 in underwriting commissions for sales of Class A shares and Class C shares, respectively, of which $68,649 and $0, respectively, were retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”)

UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with UFS, the Fund pays UFS

Cantor Fitzgerald Infrastructure Fund l 35

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Continued)
March 31, 2025

customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities.

Employees of PINE Advisor Solutions, LLC (“PINE”) serve as officers of the Fund. PINE receives a monthly fee for the services provided to the Fund. The Fund also reimburses PINE for certain out-of-pocket expenses incurred on the Fund’s behalf.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

(6)	INVESTMENT IN RESTRICTED SECURITIES

As of March 31, 2025, the Fund was invested in the following restricted securities:

Security	Acquisition Date(s)	Cost	Value	% of Net Assets
Aero Capital Solutions Fund IV LP	10/24/2024 - 3/10/2025	$18,344,716	$23,700,055	6.5%
Blackstone Infrastructure Partners IRH-G LP	7/30/2024 - 12/30/2024	35,184,207	36,524,636	10.0%
CoreWeave Compute Acquisition Co IV, LLC	7/30/2024 - 3/21/2025	2,875,440	2,885,725	0.8%
DigitalBridge AI Infrastructure B, LP	1/24/2025-3/26/2025	19,081,153	19,316,896	5.3%
DigitalBridge Credit (Onshore), LP	9/25/2023 - 3/28/2025	2,803,992	2,863,000	0.8%
DigitalBridge Credit II (Onshore), LP	8/28/2024 - 2/28/2025	4,983,030	4,753,360	1.3%
IPCC Fund LP	10/11/2023 - 3/7/2025	3,800,381	3,751,021	1.0%
Irradiant Orchid Investors, LP	5/24/2024 - 1/7/2025	4,510,625	4,621,129	1.3%
Nova Infrastructure Fund II	12/30/2024 - 1/28/2025	3,236,864	2,899,814	0.8%
Peppertree Capital Fund VIII QP, LP	4/30/2024 - 1/16/2025	12,362,854	15,935,822	4.3%
Peppertree Capital Fund X QP, LP	8/12/2024 - 3/21/2025	1,473,038	1,721,047	0.5%
Rockland Power Partners IV, LP	12/15/2023 - 10/30/2024	4,413,687	5,348,789	1.5%

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Consolidated Statement of Assets and Liabilities represents cost of investment securities for financial reporting purposes. As of March 31, 2025, the aggregate cost for federal tax purposes is $345,294,761 for the Fund and differs from fair value by net unrealized appreciation (depreciation) consisting of:

Gross unrealized appreciation:	$36,960,694
Gross unrealized depreciation:	(7,303,614)
Net unrealized appreciation:	$29,657,080

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Continued)
March 31, 2025

Fund management has elected a tax year-end of September 30. The tax character of Fund distributions paid for the tax years ended September 30, 2024 and September 30, 2023 were as follows:

	Tax Year Ended	Tax Year Ended
	September 30, 2024	September 30, 2023
Ordinary Income	$613,950	$142,758
Long-Term Capital Gain	—	116
Return of Capital	2,721,919	233,476
	$3,335,869	$376,350

As of September 30, 2024, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$—	$(54,978)	$(114,317)	$22,620,056	$22,450,761

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, adjustments for partnerships, and REIT basis adjustments and C Corp ROC.

At September 30, 2024, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains, along with capital loss carryforwards utilized as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$—	$54,978	$54,978	$—

Sub-Fund Income Taxes

The Fund may hold certain portfolio company investments through consolidated taxable subsidiaries. Accordingly, the Fund’s provision for income taxes consists of a state and federal deferred tax liability and is reflective of only the U.S. federal statutory corporate tax rate of 21.0% and blended state tax rate net of Federal benefit of 13.7%. These consolidated subsidiaries recognize deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between the tax basis of certain assets and liabilities and the reported amounts included in the accompanying consolidated balance sheet using the applicable statutory tax rates in effect for the year in which any such temporary differences are expected to reverse.

As of March 31, 2025, the Fund recorded a deferred tax liability of $2,244,849, included within “Deferred tax liability” in the accompanying consolidated balance sheet. The only component of the deferred tax liability is net unrealized appreciation on portfolio investments held within the Sub-Fund. As of March 31, 2025, the Fund had a Net Operating Loss of $442,861.

Cantor Fitzgerald Infrastructure Fund l 37

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Continued)
March 31, 2025

	Year ended March 31, 2025
	Current	Deferred	Total
Federal	$—	$1,358,651	$1,358,651
State	1,975	884,223	886,198
Total Tax Expense	$1,975	$2,242,874	$2,244,849

The Fund’s effective tax rate for the year ended March 31, 2025 was 7.14%. The Fund’s effective tax rate differs from the U.S. federal statutory corporate tax rate of 21.0% primarily due to the Fund’s RIC operations generally not being subject to federal and state income taxes.

Pre-Tax Book Income	$6,604,704	21.00%
Non-Taxable Income	(5,245,800)	(16.68)%
Non-deductible Expenses	162	0.00%
State Taxes	885,783	2.82%
Total Tax Expense	2,244,849	7.14%

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2025, Charles Schwab & Co., and National Financial Services LLC held 48% and 33% respectively of the voting securities and may be deemed to control the Fund.

9.	REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

During the year ended March 31, 2025, the Fund completed four quarterly repurchase offers. In the offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Date. The results of the repurchase offers were as follows:

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Continued)
March 31, 2025

Class A
	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	May 17, 2024	August 16, 2024	November 15, 2024	February 18, 2025
Repurchase Request Deadline	June 28, 2024	September 27, 2024	December 27, 2024	March 31, 2025
Repurchase Pricing Date	June 28, 2024	September 27, 2024	December 27, 2024	March 31, 2025

Net Asset Value as of Repurchase Offer Date	$11.45	$12.29	$12.09	$12.23
Number of Shares Repurchased	8,233.090	2,333.166	11,020.598	50,039.429
Amount Repurchased	$94,269	$28,675	$133,239	$611,982
Percentage of Outstanding Shares Repurchased	0.55%	0.13%	0.54%	2.15%

Class C
	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	May 17, 2024	August 16, 2024	November 15, 2024	February 18, 2025
Repurchase Request Deadline	June 28, 2024	September 27, 2024	December 27, 2024	March 31, 2025
Repurchase Pricing Date	June 28, 2024	September 27, 2024	December 27, 2024	March 31, 2025

Net Asset Value as of Repurchase Offer Date	$11.33	$12.14	$11.91	$12.03
Number of Shares Repurchased	—	164.880	12,420.503	4,563.074
Amount Repurchased	$0	$2,002	$147,928	$54,894
Percentage of Outstanding Shares Repurchased	0.00%	0.04%	2.21%	0.70%

Class I
	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	May 17, 2024	August 16, 2024	November 15, 2024	February 18, 2025
Repurchase Request Deadline	June 28, 2024	September 27, 2024	December 27, 2024	March 31, 2025
Repurchase Pricing Date	June 28, 2024	September 27, 2024	December 27, 2024	March 31, 2025

Net Asset Value as of Repurchase Offer Date	$11.47	$12.32	$12.12	$12.25
Number of Shares Repurchased	21,505.728	29,183.906	104,210.439	192,990.860
Amount Repurchased	$246,671	$359,546	$1,263,031	$2,364,138
Percentage of Outstanding Shares Repurchased	0.20%	0.50%	1.32%	1.86%

Class S
	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	May 17, 2024	August 16, 2024	November 15, 2024	February 18, 2025
Repurchase Request Deadline	June 28, 2024	September 27, 2024	December 27, 2024	March 31, 2025
Repurchase Pricing Date	June 28, 2024	September 27, 2024	December 27, 2024	March 31, 2025

Net Asset Value as of Repurchase Offer Date	$11.49	$12.37	$12.20	$12.41
Number of Shares Repurchased	—	16,416.357	27,562.742	63,277.714
Amount Repurchased	$0	$203,070	$336,265	$785,276
Percentage of Outstanding Shares Repurchased	0.00%	0.18%	0.22%	0.39%

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Cantor Fitzgerald Infrastructure Fund l 39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Cantor Fitzgerald Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Cantor Fitzgerald Infrastructure Fund (the “Fund”) as of March 31, 2025, the related consolidated statements of operations, cash flows, and changes in net assets, and the financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations, cash flows, the changes in net assets and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Consolidated Statements of Operations and Cash Flows	Consolidated Statements of Changes in Net Assets	Consolidated Statements of Financial Highlights
For the year ended March 31, 2025	For the years ended March 31, 2025, and March 31, 2024	For the years ended March 31, 2025, March 31, 2024, and for the period from June 30, 2022 (commencement of operations) to March 31, 2023*

*	The financial highlights for the period from June 30, 2022 (commencement of operations) to March 31, 2023, referred to above are unconsolidated.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian, brokers, and underlying administrators or fund managers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

COHEN & COMPANY, LTD.
Registered with the Public Company Accounting Oversight Board
800.229.1099 I 866.818.4538 fax I cohenco.com

We have served as the auditor of one or more Cantor Fitzgerald Investment Advisors, L.P. investment companies since 2021.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
May 30, 2025

Cantor Fitzgerald Infrastructure Fund l 41

Cantor Fitzgerald Infrastructure Fund
EXPENSE EXAMPLES (Unaudited)
March 31, 2025

As a shareholder of the Cantor Fitzgerald Infrastructure Fund, you incur two types of costs: (1) transaction costs, including (a) redemption fees and (b) sales charges (loads) on purchases of, or contingent deferred sales charges on certain redemptions; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Cantor Fitzgerald Infrastructure Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The “Actual” column in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” column in the table below provide information about hypothetical account values and hypothetical expenses based on the Cantor Fitzgerald Infrastructure Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid	Expense Ratio
Actual	10/1/24	3/31/25	During Period*	During the Period
Class A	$1,000.00	$1,019.20	$12.59	2.50%
Class C	$1,000.00	$1,015.00	$16.33	3.25%
Class I	$1,000.00	$1,018.40	$11.32	2.25%
Class S	$1,000.00	$1,028.30	$4.55	0.90%

	Beginning	Ending
Hypothetical	Account Value	Account Value	Expenses Paid	Expense Ratio
(5% return before expenses)	10/1/24	3/31/25	During Period*	During the Period
Class A	$1,000.00	$1,012.47	$12.54	2.50%
Class C	$1,000.00	$1,008.73	$16.28	3.25%
Class I	$1,000.00	$1,013.71	$11.30	2.25%
Class S	$1,000.00	$1,020.44	$4.53	0.90%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

Cantor Fitzgerald Sustainable Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2025

A list of the Trustees and executive officers of the Trust and their principal occupation and other directorships over the last five years are shown below. Unless otherwise noted, the address of each Trustee and Officer is 110 E. 59th Street, New York, NY 10022.

Name, Age and Address	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Douglas Barnard Year of Birth: 1960	Independent Trustee	Since 3/22	Director, Prophet Asset Management (investment advisor) (2015-present).	6	Cantor Select Portfolios Trust, for all its series (2022-present); CF Acquisition Corp VI (2021- 2022); CF Acquisition Corp VIl (2022-present).
Ramona Heine Year of Birth: 1977	Independent Trustee	Since 3/22	Co-Founder and Chief Executive Officer, Heine & Kim Fiduciary Partners LLC (provides independent fund director and fiduciary services to funds and asset managers) (2018-present); Chief of Staff Products and Solutions and Managing Director, UBS Asset Management (2015- 2018).	6	Cantor Select Portfolios Trust, for all its series (2022-present).
Louis Zurita Year of Birth: 1960	Independent Trustee	Since 3/22	Managing member, 20095th Street, LLC (multi-family real estate investments) (2018-present); 275 Associates, LLC (real estate investments) (2013-present); Co-founder and Chief Executive Officer, Viagrupo.com (e-commerce platform) (2011-2020); Remate Lince S.A.P.I. de C.V. (2017-present); Cantor Futures Exchange L.P. (2016-2021); Cantor Clearinghouse (2016- 2021).	6	Cantor Select Portfolios Trust, for all its series (2022-present); CF Acquisition Corp IV (2020- 2023); CF Acquisition Corp V (2021-2022).

Name, Age and Address	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
William Ferri Year of Birth: 1966	Trustee, Chairman, President, and Principal Executive Officer	Since 3/22	Global Head of Asset Management Cantor Fitzgerald (2022-present); Group Managing Director and UBS Asset Management Executive Committee Member, UBS (2007-2021); Head of Americas, UBS AM (2017-2021).	6	Cantor Select Portfolios Trust, for all its series (2022-present)

Cantor Fitzgerald Infrastructure Fund l 43

Cantor Fitzgerald Sustainable Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2025

Name, Age and Address	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years
Other Officers
Brian Curley Year of Birth: 1970	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Since 3/22	Vice President, Ultimus Fund Solutions, LLC (2020-present); Vice President, Gemini Fund Services, LLC (2015-2020).	n/a	n/a
John Jones Year of Birth: 1966	Secretary	Since 3/22	Managing Director and General Counsel – Financial Services, the Americas, Cantor Fitzgerald (2008-present).	n/a	n/a
Cory Gossard Year of Birth: 1972	Chief Compliance Officer	Since 3/22	Director of Regulatory Compliance, PINE Advisor Solutions (2021-present); Chief Compliance Officer, SS&C ALPS (2014-2020)	n/a	n/a
Ari Buchen Year of Birth: 1988	Assistant Secretary	Since 6/24	Vice-President and Assistant General Counsel, Cantor Fitzgerald, L.P. (2021- Present); Associate Pryor Cashman LLP (Law Firm) (2018-2021).	n/a	n/a
Christine Palermo Year of Birth: 1976	Assistant Treasurer	Since 3/22	Manager – Fund Administration, Ultimus Fund Solutions, LLC (2008-present).	n/a	n/a

*	The term of office for each Trustee and officer listed above will continue indefinitely.

**	The “Fund Complex” includes the Cantor Select Portfolios Trust.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-922-6867.

NOTICE OF PRIVACY POLICY AND PRACTICES

FACTS	WHAT DOES THE CANTOR FITZGERALD INFRASTRUCTURE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Name, Address, Social Security number
● Proprietary information regarding your beneficiaries
● Information regarding your earned wages and other sources of income
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Cantor Fitzgerald Infrastructure Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates to support everyday business functions - information about your transactions supported by law	Yes	No
For our affiliates’ everyday business purposes – Information about your creditworthiness	No	We don’t share
For non affiliates to market to you	No	We don’t share

Questions?	Call us at: 855-9CANTOR.

Cantor Fitzgerald Infrastructure Fund l 45

Who are we
Who is providing this notice?	Cantor Fitzgerald Infrastructure Fund
What we do
How does Cantor Fitzgerald Infrastructure Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Why does Cantor Fitzgerald Infrastructure Fund collect my personal information?

We collect your personal information, for example

●    To know investors’ identities and thereby prevent unauthorized access to confidential information;

●    Design and improve the products and services we offer to investors;

●    Comply with the laws and regulations that govern us.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes – information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non financial companies. ● Cantor Fitzgerald Infrastructure Fund has affiliates
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●     Cantor Fitzgerald Infrastructure Fund does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Cantor Fitzgerald Infrastructure Fund doesn’t jointly market.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-9-CANTOR or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-9-CANTOR.

Cantor Fitzgerald Infrastructure Fund l 47

CANTOR

FOR INQUIRIES ABOUT THE FUND:

CANTOR FITZGERALD & CO.

110 E. 59th St. New York, NY 10022
(855) 9-CANTOR / (855) 922-6867
cfsupport@cantor.com

INVESTORS

To learn more, please contact your financial advisor or visit www.cantorinfrastructurefund.com

Publication Date: 5/30/25

Cantor Fitzgerald & Co. (Member FINRA/SIPC), is the exclusive wholesale agent for the Fund.

Ultimus Fund Distributors, LLC (225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, Member FINRA) is the distributor of the Fund.

Cantor Fitzgerald & Co. and Ultimus Fund Distributors, LLC are not affiliated.

Not a Deposit	May Lose Value	No Bank Guarantee
Not insured by the FDIC, NCUA or any other government agency

(b)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that Douglas Barnard is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Barnard is independent for purposes of this Item.

(a)(2) Not applicable.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2025 - $40,000

2024 - $30,000

(b)	Audit-Related Fees

2025 - $0

2024 - $0

(c)	Tax Fees

2025 - $11,000

2024 - $11,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2025 - $0

2024 - $0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant. The Registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant. The Audit Committee may pre-approve audit and non-audit services either without consideration of specific case-by-case services (“general pre-approval”) or by specific pre-approval (“specific pre-approval”). If the Audit Committee does not provide general pre-approval for a proposed service, or if the cost levels or budgeted amounts for such proposed service exceed the pre-approved amounts pursuant to general approval, then specific pre-approval by the Audit Committee is required.

(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During the audit of Registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

2025 - $11,000

2024 - $11,000

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable

(j)	Not applicable

Item 5. Audit Committee of Listed Companies.

Not applicable

Item 6. Schedule of Investments.

The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s proxy voting policy and procedures are filed under Item 13(a)(4) hereto. The Registrant delegates proxy voting decisions to its investment sub-adviser. The proxy voting policy and procedures of the Registrant’s investment sub-adviser, Capital Innovations LLC (the “Sub-Adviser”), are filed under Item 13(a)(5).

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

All information included in this Item is as of March 31, 2025, unless otherwise noted.

(a)(1) Portfolio Managers.

The personnel of the Adviser who currently have primary responsibility for management of the Fund (the “Portfolio Managers”) are:

Michael D. Underhill, Chief Executive Officer and Chief Investment Officer, Capital Innovations.

Mr. Underhill began working in the investment industry in 1989. In 2007, he co-founded the Sub-Adviser as a research-intensive asset management firm that focuses on innovative infrastructure and real assets investment products across private markets and publicly traded securities. Prior to founding the Sub-Adviser, he held executive positions at Alliance Bernstein, INVESCO, Janus Capital and Federated Investors. Mr. Underhill started his career at Lehman Brothers as a quantitative analyst utilizing his statistical econometric background to construct financial models. Michael graduated from Pennsylvania State University with a B.S. in economics with a curricular emphasis in statistical econometrics. In addition, he has completed post-graduate coursework at Pepperdine University, Stanford Law School and Mercosur’s economic program at the Universidad Del Salvador in Buenos Aires, Argentina. He is editor of the best-selling “The Handbook of Infrastructure Investing” (Wiley 2010) and a contributing author to the CFA Institute.

Susan L. Dambekaln, President and Chief Operating Officer, Capital Innovations.

Ms. Dambekaln began working in the investment industry in 1992. She co-founded the Sub-Adviser in 2007 and is the majority owner. Ms. Dambekaln is responsible for executive management of the firm, portfolio and asset management, due diligence, valuation, risk management, performance attribution, trading strategies, and compliance and is tasked with managing longer term capital allocation. Ms. Dambekaln oversees day-to-day operation of the Sub-Adviser. Ms. Dambekaln was previously employed at Strong Capital Management and State Street Global Advisors. She also has spent a portion of her career in investment accounting, taxation and investment administration with HR Block and Edward Jones. Ms. Dambekaln received her B.S. from the University of Wisconsin with honors and has completed graduate coursework from the University of Wisconsin.

(a)(2) Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest.

As of March 31, 2025, Mr. Underhill and Ms. Dambekaln was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$442,749,360	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	10	$19,141,935	0	$0

Conflicts of Interest

The Portfolio Managers may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Portfolio Manager Compensation.

The portfolio managers are compensated by the Sub-Advisor. Each portfolio manager is a principal and equity owner of the Sub-Advisor and therefore benefits indirectly from the revenue generated from the Sub-Advisory Agreement.

(a)(4) Portfolio Manager Ownership of Equity Securities.

Each Portfolio Manager’s ownership of the Fund was as follows:

Portfolio Manager	Dollar Range of Shares Owned
Michael Underhill	$100,001-$500,000
Susan Dambekaln	$0

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3) Not applicable.

(a)(4) Proxy Voting Policy and Procedures of the Registrant are filed herewith.

(a)(5) Proxy Voting Procedures Capital Innovations LLC are filed herewith.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Cantor Fitzgerald Sustainable Infrastructure Fund

By (Signature and Title)

/s/ William Ferri
William Ferri, Principal Executive Officer/President

Date	6/6/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ William Ferri
William Ferri, Principal Executive Officer/President

Date	6/6/2025

By (Signature and Title)

/s/ Brian Curley
Brian Curley, Principal Financial Officer/Treasurer

Date	6/6/2025